Triton International Appoints Michael Pearl as Chief Financial Officer  Hamilton, Bermuda ‐ (Business Wire) – Friday, November 18, 2022 – Triton International  Limited (NYSE: TRTN) today announced that Michael Pearl has been appointed Triton’s Chief  Financial Officer, effective January 1, 2023.  Mr. Pearl currently serves as Triton’s Senior Vice  President, Treasurer.  He will succeed John Burns, who as previously announced, will retire at  the end of 2022 after more than 25 years with Triton.  Mr. Burns will remain with Triton in a  consulting role following his retirement to ensure a smooth transition.    Mr. Pearl joined Triton in 2009 and has led the company’s Treasury function since 2016.  He  played an integral role in helping to drive the successful Triton‐TAL merger integration and has  also been responsible for other significant areas within the finance organization, including  credit and risk management, business development and financial planning and analysis.  Before  Triton, Mr. Pearl worked for a number of companies in the financial sector, including National  City Bank, Wachovia Bank, and S&P Global.  Mr. Pearl received an M.B.A. from the University of  Michigan and a B.A. from Colby College.  Brian Sondey, Chief Executive Officer of Triton commented “Michael has been a significant  contributor to the success of our company.  He was instrumental in transforming and  strengthening our capital structure over the last few years and driving significant improvements  in our borrowing costs.  Michael’s appointment reflects the deep bench of talent we have  developed at Triton, and he will have an exceptional team supporting him in his new role.    We  look forward to benefitting from Michael’s experience and capabilities as we continue to build  on our strong financial position and create value for our shareholders.”    Mr. Sondey added, “I also want to again thank John for his many contributions to Triton as an  exceptional and valued leader, colleague and friend.   We are truly grateful for his service and  wish him all the best in his well‐deserved retirement.”  About Triton International Limited  Triton International Limited is the world’s largest lessor of intermodal freight containers. With a  container fleet of over 7 million twenty‐foot equivalent units ("TEU"), Triton’s global operations  include acquisition, leasing, re‐leasing and subsequent sale of multiple types of intermodal  containers and chassis.  Important Cautionary Information Regarding Forward‐Looking Statements  Certain statements in this release, other than purely historical information, are "forward‐ looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995,  Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities  Exchange Act of 1934, as amended. These forward‐looking statements include, among others,  statements relating to Triton’s business, future performance and the management transition discussed in this release. Statements that include the words "expect," "intend," "plan," "seek,"  "believe," "project," "predict," "anticipate," "potential," "will," "may," "would" and similar  statements of a future or forward‐looking nature may be used to identify forward‐looking  statements. All forward‐looking statements address matters that involve risks and  uncertainties, many of which are beyond Triton's control. Accordingly, there are or will be  important factors that could cause actual results to differ materially from those indicated in  such statements and, therefore, you should not place undue reliance on any such statements.  These factors include, without limitation, economic, business, competitive, market and  regulatory conditions; risks related to management transitions; and other risks and  uncertainties, including those set forth in the section entitled “Risk Factors” in our most recent  annual report on Form 10‐K filed with the Securities and Exchange Commission (“SEC”) and  subsequent filings with the SEC. Except to the extent required by applicable law, we undertake  no obligation to update publicly or revise any forward‐looking statement, whether as a result of  new information, future developments or otherwise.  Contact:  Andrew Greenberg  Senior Vice President  Business Development & Investor Relations  (914) 697‐2900    Source:  Triton International Limited